UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  December 15, 2022

Orange County Bancorp, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-40711	26-1135778
(State or Other Jurisdiction)	(Commission File No.)	(I.R.S. Employer
of Incorporation)		Identification No.)

212 Dolson Avenue, Middletown, New York		10940
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (845) 341-5000

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.50	OBT	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors of Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(b) On December 15, 2022, Robert Peacock advised the Boards of Directors of Orange County Bancorp, Inc. (the “Company”) and its wholly-owned subsidiary, Orange Bank & Trust Company (the “Bank”) of his retirement as Senior Executive Vice President and Chief Financial Officer of the Company and the Bank effective March 15, 2023.

(c) On December 15, 2022, Michael Lesler, age 52, was appointed Chief Financial Officer of the Company and the Bank effective March 15, 2023.

Mr. Lesler has over 20 years of experience in the banking industry including extensive senior leadership experience in financial and operational management. He has served as Senior Vice President, Controller and Chief Accounting Officer of the Company and the Bank since December 2021. Previously, he served as Executive Vice President and Chief Operating Officer for BCB Bancorp, Inc. and BCB Bank, Bayonne, New Jersey from 2018 to 2021 and prior to that, he served in the same position at Clifton Bancorp, Inc. and Clifton Savings Bank, Clifton, New Jersey from 2016 to 2018. He also held the positions of Chief Financial Officer, Chief Operating Officer and President at New Jersey, Inc. and Bank of New Jersey, Fort Lee, New Jersey where he served for 11 years.

Mr. Lesler is not a party to any transaction with the Company or the Bank that would require disclosure under Item 404(a) of Regulation S-K.

 A press release announcing the retirement of Mr. Peacock and the appointment of Mr. Lesler is attached as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01	Financial Statements and Exhibits

(a)	Financial statements of businesses acquired. None.

(b)	Pro forma financial information. None.

(c)	Shell company transactions: None.

(d)	Exhibits.
	99.1	Press release dated December 21, 2022
	104	Cover Page Interactive Data File (embedded in the cover page formatted in Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ORANGE COUNTY BANCORP, INC.

DATE: December 21, 2022	By:	/s/ Michael Lesler
Michael Lesler
Senior Vice President, Chief Accounting Officer and Controller